Exhibit 99.1

[Letterhead of Richards, Layton & Finger, P.A.]

February 22, 2011

KKR Financial Holdings LLC

555 California Street, 50th Floor

San Francisco, California  94104

Re:                               KKR Financial Holdings LLC

Ladies and Gentlemen:

We have acted as special Delaware counsel for KKR Financial Holdings LLC, a Delaware limited liability company (the “Company”), in connection with the matters set forth herein.  At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a)           The Certificate of Formation of the Company, dated January 17, 2007 (the “LLC Certificate”), as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on January 17, 2007;

(b)           The Operating Agreement of the Company, dated as of January 17, 2007, entered into by KKR Financial Corp., as the sole member of the Company (the “Initial Member”);

(c)           The Amended and Restated Operating Agreement of the Company, dated as of May 3, 2007 (the “Original Operating Agreement”), as amended effective March 24, 2009, among KKR Financial Advisors LLC (the “Manager”), the Initial Member, and the other Persons who become members in the Company, as further amended by Amendment No. 1 thereto, dated as of February 28, 2010 (as so amended, the “Operating Agreement”);

(d)           The Registration Statement on Form S-3, as filed with the Securities and Exchange Commission (the “Commission”) on June 11, 2010 (the “Registration Statement”), including a related prospectus (the “Prospectus”), relating to the registration of, among other securities, common shares representing limited liability company interests in the Company (each, a “Common Share” and collectively, the “Common Shares”);

(e)           The Prospectus Supplement, dated February 22, 2011 (the “Prospectus Supplement”), relating to the registration of 203,878 Common Shares offered by the Company  (each, a “New Common Share” and collectively, the “New Common Shares”) and 935,250 Common Shares offered by the selling shareholders identified therein (each, a

“Selling Shareholder Common Share” and collectively, the “Selling Shareholder Common Shares”);

(f)            The Directors’ Consent to Action in Lieu of a Meeting of the Company, dated May 4, 2007 (the “May 2007 Board Resolutions), authorizing the issuance of up to 8,089,625 Common Shares pursuant to the 2007 Share Incentive Plan (as defined below);

(g)           The 2007 Share Incentive Plan for the Company (as amended and restated effective May 4, 2007) (the “2007 Share Incentive Plan”);

(h)           Resolutions of the Compensation Committee of the Board of Directors of the Company, duly adopted by the Compensation Committee of the Board of Directors of the Company at a meeting of the Compensation Committee of the Board of Directors of the Company held on February 1, 2008 (the “February 2008 Compensation Committee Resolutions”), relating to the issuance of the Selling Shareholder Common Shares pursuant to the 2007 Share Incentive Plan on February 19, 2008 to the Manager;

(i)            Resolutions of the Board of Directors of the Company, duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors of the Company held on December 9, 2010 (the “December 2010 Board Resolutions”), relating to the authorization for issuance of 71,895 New Common Shares (the “December 2010 Authorized Shares”);

(j)            Resolutions of the Board of Directors of the Company, duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors of the Company held on February 3, 2011 (the “February 2011 Board Resolutions”), relating to the authorization for issuance of a portion of the New Common Shares;

(k)           Resolutions of the Compensation Committee of the Board of Directors of the Company, duly adopted by the Compensation Committee of the Board of Directors of the Company at a meeting of the Compensation Committee of the Board of Directors of the Company held on February 3, 2011 (the “February 2011 Compensation Committee Resolutions”), relating to the authorization for issuance of 85,000 New Common Shares (the “February 2011 Authorized Shares”);

(l)            A Certificate of the Assistant Secretary of the Company, dated as of February 22, 2011, as to certain matters; and

(m)          A Certificate of Good Standing for the Company, dated February 17, 2011, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the Operating Agreement. The December 2010 Authorized Shares and the February 2011 Authorized Shares are hereinafter collectively referred to as the “Authorized New Common Shares”. The New Common Shares less the Authorized New Common Shares are hereinafter collectively referred to as the “Additional New Common Shares.”

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (m) above.  In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (m) above) that is referred to in or incorporated by reference into the documents reviewed by us.  We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.  We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the LLC Certificate, the Original Operating Agreement, the May 2007 Board Resolutions, the 2007 Share Incentive Plan and the February 2008 Compensation Committee Resolutions were in full force and effect and had not been amended as of the date on which the Selling Shareholder Common Shares were issued by the Company, (ii) that the LLC Certificate, the Operating Agreement, the December 2010 Board Resolutions, the February 2011 Board Resolutions and the February 2011 Compensation Committee Resolutions will be in full force and effect and will not have been amended at any time Authorized New Common Shares are issued by the Company, (iii) that the LLC Certificate and the Operating Agreement will be in full force and effect and will not have been amended at any time Additional New Common Shares are issued by the Company, (iv) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (v) the legal capacity of natural persons who are signatories to the documents examined by us, (vi) that each of the parties to the documents examined by us (other than the Company) has the power and authority to execute and deliver, and to perform its obligations under, such documents, (vii) that each of the parties to the documents examined by us  (other than the Company) has duly authorized, executed and delivered such documents, (viii) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of such document prior to its amendment or restatement from time to time, (ix) that the Selling Shareholder Common Shares were issued to the Manager in accordance with the 2007 Share Incentive Plan and the Original Operating Agreement, (x) that the Selling Shareholder Common Shares are represented by one or more Certificates in accordance with the Original Operating Agreement, (xi) that the New Common Shares will be represented by one or more Certificates in accordance with the Operating Agreement, (xii) that the books and records of the Company will set forth all information required by the Operating Agreement and the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.), including all information with respect to each holder of a New Common Share (each a “New Common Share Holder”, and collectively the “New Common Share Holders”) and their contributions or deemed contributions, if any, to the Company, (xiii) the payment by each New Common Share Holder of the full consideration due from it for the New Common Shares acquired by it, (xiv) that the Authorized New Common Shares are offered, issued and sold in accordance with the

December 2010 Board Resolutions or the February 2011 Compensation Committee Resolutions, as applicable, the Operating Agreement, the Registration Statement, the Prospectus, the Prospectus Supplement and any supplements or amendments thereto, (xv) that the Board of Directors of the Company will have duly adopted resolutions authorizing the issuance of the Additional New Common Shares to be issued by the Company (the “Future Resolutions”), (xvi) that the Additional New Common Shares are offered, issued and sold in accordance with the Operating Agreement, the Future Resolutions, the Registration Statement, the Prospectus, the Prospectus Supplement and any supplements and amendments thereto, (xvii) that the New Common Share Holders will fulfill all of their obligations set forth in the Operating Agreement, and (xviii) that upon the issuance of the New Common Shares pursuant to the Operating Agreement the total number of Common Shares issued or reserved for issuance by the Company will not exceed 500,000,000.  We have not participated in the preparation of the Registration Statement, the Prospectus, the Prospectus Supplement, or any supplement or amendment thereto and assume no responsibility for their contents, other than this opinion.

This opinion is limited to the laws of the State of Delaware (excluding the securities, blue sky and tax laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto.  Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1.             The Company has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

2.             The Selling Shareholder Common Shares have been validly issued and are fully paid and nonassessable limited liability company interests in the Company.  We note, however, that a holder of Selling Shareholder Common Shares may be obligated to repay any funds wrongfully distributed to it by the Company.

3.             When issued, delivered and paid for in accordance with the December 2010 Board Resolutions or the February 2011 Compensation Committee Resolutions, as applicable, and the provisions of the Operating Agreement, the Authorized New Common Shares will be validly issued, fully paid and nonassessable limited liability company interests in the Company.  We note, however, that a New Common Share Holder may be obligated to repay any funds wrongfully distributed to it by the Company.

4.             When issued, delivered and paid for in accordance with the Future Resolutions and the Operating Agreement, the Additional New Common Shares will be validly issued, fully paid and nonassessable limited liability company interests in the Company. We note, however, that a New Common Share Holder may be obligated to repay any funds wrongfully distributed to it by the Company.

We consent to the filing of this opinion with the Commission as an exhibit to the current report on Form 8-K filed by the Company on the date hereof.  We also consent to Nicole J. Macarchuk, Esq.’s and Simpson Thacher & Bartlett LLP’s relying as to all matters governed by or arising under the laws of the State of Delaware upon this opinion, as if this opinion was addressed to them, for the purposes of the opinions to be rendered by them in connection with the Prospectus Supplement.  In addition, we hereby consent to the use of our name under the heading “Legal Matters” in the Prospectus and the Prospectus Supplement included in the Registration Statement.  In giving the foregoing consents, we do not thereby admit that we come within the category of persons or entities whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission thereunder.  Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.

MVP/KEJ